Accounting for Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Accounting for Derivative Instruments and Hedging Activities
Accounting for Derivative Instruments and Hedging Activities
Cash flow hedge
The Group has designated, as of November 28, 2014 the entire interest rate caps entered in 2014 and denominated in Euro with an initial nominal amount of €375m against the Term Loan tranches denominated in Euro with an initial nominal amount of €399m, as well as the entire interest rate caps entered in 2014 and denominated in USD with an initial nominal amount of $350 million against Term Loan tranches denominated in USD with an initial nominal amount of $358 million with respect to quarterly interest payments exceeding a 3-months-EURIBOR rate of 1.0% and a 3-months-USD-LIBOR rate of 2.5% respectively. On November 14, 2017 the Group acquired floored forward interest rate swaps to hedge interest rate risk on current €-denominated term loan financing. On May 15, 2018 the Group entered into a $235 million Cross-Currency Swaps to hedge interest rate risk on current USD-denominated term loan financing which replaced the USD denominated Caps terminated on May 14, 2018.
The Group has designated the €-denominated interest rate caps, the €-denominated interest rate swap at closing in November 2017 and the Cross-Currency Swaps at closing in May 2018 in the same manner. The Group has performed a hedge effectiveness test based on the critical terms match method (prospectively) and the dollar offset test (retrospectively), both on designation date and as of December 31, 2018, which confirmed hedge effectiveness.
Net Investment Hedge
To reduce the Group's foreign currency exposure a portion of the U.S. Dollar denominated Term Loan was designated as a hedge of net investment in a foreign operation. Since January 1, 2015 the Company had designated $180 million of the total USD denominated term loan held by a Germany-based subsidiary as the hedging instrument to hedge the change in net assets of a US subsidiary, which is held by a Germany-based subsidiary, to manage foreign currency risk. Due to the new hedging approach and the new cross currency swap as described above, hedge accounting for the net investment hedge was discontinued on May 15, 2018. An unrealized loss of $2.2 million remains within other comprehensive income until it is recycled through profit and loss upon divestment of the hedged item.
Changes in fair value of the effective portion of the hedging instrument's gains or losses are reported as foreign currency translation gains or losses in AOCI while changes in the ineffective portion are reported in earnings. Effectiveness is assessed based on the hypothetical derivative method. There was no ineffectiveness in either of the years ended December 31, 2018 or 2017. The gains or losses on derivative instruments reported in AOCI are reclassified to earnings in the period in which earnings are affected by the underlying item, such as a disposal or substantial liquidations of the entities being hedged.
Due to the new hedging approach and the new cross currency swap described above, hedge accounting for the net investment hedge was discontinued on May 15, 2018. Thus in 2018, with the change of the reporting currency, Orion decided to de-designate the net investment hedge. Foreign currency risk exposure is reduced by using a cross-currency-swap, designated as a cash flow hedge. Cumulative gains and losses recognized in AOCI from the net investment hedge will continue to be recorded in AOCI until disposal of the U.S. business.
Thus, an unrealized loss of $2.2 million remains within other comprehensive income until it is recycled through profit and loss upon divestment of the hedged item.